================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                               _________________



                                   FORM 8-K/A
                               _________________

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 or 15(d) OF THE
                      SECURITIES AND EXCHANGE ACT of 1934


                               December 11, 2000
                                 Date of Report



                                  T REIT, INC.
             (Exact name of registrant as specified in its charter)


             Virginia                  333-77229               52-2140299
   ----------------------------    ----------------------   ----------------
   (State or other jurisdiction    (Commission File No.)    (I.R.S. Employer
       of incorporation)                                   Identification No.)


                             1551 N. Tustin Avenue
                                   Suite 650
                          Santa Ana, California 92705
                    (Address of principal executive offices)



                                 (877) 888-7348
              (Registrant's telephone number, including area code)


                                      N/A
         (former name or former address, if changed since last report)

================================================================================

We filed a Form 8-K dated September 26, 2000 on October 11, 2000 with regard to the acquisition of Christie Street Office Building without the requisite financial information. Accordingly, we are filing this Form 8-K/A to include that financial information.


ITEM 2. We purchased the Christie Street Office Building in Lufkin, Texas on September 26, 2000. At the time of the purchase, this property was 100% occupied by a single tenant, the Texas Department of Human Services, and had been leased by this same tenant since 1984. The current lease terminates on August 31, 2002, and provides for a current monthly rent of $20,000. We obtained seller-financing for a portion of the property. The tenant pays for utilities and janitorial services associated with the property. After reasonable inquiry, we are not aware of any material factors relating to the Christie Street property, other than those discussed herein, that would cause the reported financial information in this filing not to be necessarily indicative of future operating results.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS


                         Index to Financial Statements


Christie Street Property:

Independent Auditors' Report.....................................  3

Historical Statements of Revenues and Direct Operating Expenses
  For the Year Ended December 31, 1999
  And for the Unaudited Nine-Month Periods
  Ended September 30, 2000 and 1999..............................  4

Note to Historical Statements of Revenues
  And Direct Operating Expenses
  For the Year Ended December 31, 1999
  And for the Unaudited Nine-Month Periods
  Ended September 30, 2000 and 1999..............................  5

T REIT, Inc.:

Unaudited Pro Forma Condensed Combined Statements of Income
  For the Nine Months Ended September 30, 2000 and for the
  Year Ended December 31, 1999...................................  6

Notes to Unaudited Pro Forma Condensed Combined Statements of
  Income For the Nine Months Ended September 30, 2000 and For
  the Year Ended December 31, 1999...............................  9

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              T REIT, INC.


Date:  December 11, 2000      By:   /s/ Anthony W. Thompson
                                    -----------------------
                                    Anthony W. Thompson
                                    President and Chief Executive Officer

INDEPENDENT AUDITORS' REPORT


To the Board of Directors and Stockholders of T REIT, Inc.:

We have audited the accompanying historical statement of revenues and direct operating expenses (the "historical statement") of the Christie Street Property (the "Property") for the year ended December 31, 1999. This historical statement is the responsibility of the Property's management. Our responsibility is to express an opinion on this historical statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the historical statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the historical statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the historical statement. We believe that our audit provides a reasonable basis for our opinion.

The accompanying historical statements are prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commissions, and are not intended to be a complete presentation of the Property's revenues and expenses.

In our opinion, the December 31, 1999 historical statement presents fairly, in all material respects, the revenues and direct operating expenses, as described in Note 1, of the Property for the year ended December 31, 1999, in conformity with generally accepted accounting principles.

The accompanying historical statements of revenues and direct operating expenses for the unaudited nine-month periods ended September 30, 2000 and 1999 were not audited by us and, accordingly, we express no opinion or other form of assurance on them.



Squar, Milner, Reehl & Williamson, LLP

October 6, 2000
Newport Beach, California

                         THE CHRISTIE STREET PROPERTY
                       HISTORICAL STATEMENTS OF REVENUES
                         AND DIRECT OPERATING EXPENSES
                     For the Year Ended December 31, 1999
  And for the Unaudited Nine-Month Periods Ended September 30, 2000 and 1999

                                                  For the Nine Months Ended
                                                   September 30 (unaudited)                      For the
                                               ----------------------------------               Year Ended
                                                                                                December 31,
                                                      2000                    1999                  1999
                                               -----------------       ----------------       ----------------
RENTAL REVENUES                                     $    180,000           $    180,000           $    240,000

DIRECT OPERATING EXPENSES
   Gardening and landscaping                                 900                  1,080                  1,320
   Insurance                                               1,180                  1,094                  1,458
   Property taxes and assessments                         13,728                 13,841                 18,455
   General maintenance                                     5,435                  2,586                  2,683
                                               -----------------       ----------------     ------------------
   Total direct operating expenses                        21,243                 18,601                 23,916
                                               -----------------       ----------------     ------------------

EXCESS OF REVENUES OVER DIRECT
OPERATING EXPENSES                                  $    158,757           $    161,399           $    216,084
                                               =================       ================       ================


See accompanying note to historical statements of revenues and direct operating expenses.

                          THE CHRISTIE STREET PROPERTY
                 NOTE TO THE HISTORICAL STATEMENTS OF REVENUES
                         AND DIRECT OPERATING EXPENSES
                      For the Year Ended December 31, 1999
   And for the Unaudited Nine-Month Periods Ended September 30, 2000 and 1999

NOTE 1 - Basis of Presentation

The historical statement of revenues and direct operating expenses relates to the Christie Street Property (the "Property") which was acquired by T REIT, Inc. on September 26, 2000 from an unaffiliated third party. The Property is located in Lufkin, Texas.

Revenues and direct operating expenses are presented on the accrual basis of accounting. The accompanying historical statement of revenues and direct operating expenses relates to the operations of the Property and has been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission.

Certain revenues, costs and expenses that are dependent on the ownership, management and carrying value of the Property have been excluded from the accompanying historical statement. The excluded revenues consist primarily of nonoperating revenue related to the Property. The excluded expenses consist primarily of interest, depreciation and amortization of the Property. Consequently, the excess of revenues over direct operating expenses as presented is not intended to be either a complete presentation of the Property's historical revenues and expenses or comparable to the proposed future operations of the Property.

The Property is leased to the state of Texas (the "State") under an operating lease which currently expires on August 31, 2002, unless extended or terminated earlier in accordance with its terms. The State generally pays for all utilities and janitorial expenses associated with the Property. Future minimum rents are $240,000, $240,000 and $160,000 for the years ending December 31, 2000 and 2001, and the eight months ending August 31, 2002, respectively.

In the opinion of management, all adjustments considered necessary for a fair presentation of the historical statements of revenues and direct operating expenses for the unaudited nine-month periods ended September 30, 2000 and 1999 have been included, and all such adjustments are of a normal recurring nature. The excess of revenues over direct operating expenses for the unaudited nine-month period ended September 30, 2000 is not necessarily indicative of the excess revenues over direct operating expenses that can be expected for the year ending December 31, 2000.

                                 T REIT, Inc.
          Unaudited Pro Forma Condensed Combined Statements of Income
                 For the nine months ended September 30, 2000
                   and for the year ended December 31, 1999


On September 26, 2000, T REIT, Inc. (the "Company") acquired the Christie Street Property (the "Property") for a purchase price of $1,250,000.

The following unaudited pro forma condensed combined statements of income (hereinafter collectively referred to as "the pro forma financial statements") are presented for illustrative purposes only, and are not necessarily indicative of the results of operations of future periods or the results that would have been realized had the Property been acquired by the Company during the specified period. The pro forma financial statements (including notes thereto) are qualified in their entirety by reference to and should be read in conjunction with the historical financial statements of the Company and the Property, including the notes thereto, incorporated herein by reference or included herein. The Company's historical financial statements incorporated herein by reference are (a) the audited balance sheet as of December 31, 1999 included in the related Form S-11/A Registration Statement filed on February 16, 2000, and
(b) the unaudited September 30, 2000 financial statements included in the related Form 10-Q. The financial statements referred to in the preceding sentence have been previously filed with the Securities and Exchange Commission ("SEC").

The consolidated balance sheet of the Company as of September 30, 2000 previously filed with the SEC includes the acquisition of the Property which occurred on September 26, 2000, and includes the effects of owning and operating the Property for five days. A pro forma condensed combined balance sheet giving effect to the acquisition of the Property as if the purchase occurred on September 30, 2000 would differ from the Company's historical consolidated balance as of September 30, 2000 only by the five days of post acquisition activity. These five days of post acquisition activity are not significant and considering a consolidated balance sheet of the Company has been filed with the SEC subsequent to the acquisition date, the pro forma condensed combined balance sheet as of September 30, 2000 has been omitted.

The accompanying unaudited pro forma condensed combined statement of income for the nine-months ended September 30, 2000 gives effect to the acquisition of the Property as if the purchase occurred on January 1, 2000.

The accompanying unaudited pro forma condensed combined statement of income for the year ended December 31, 1999 gives effect to the acquisition of the Property as if the purchase occurred on January 1, 1999.

The pro forma financial statements are unaudited and are subject to a number of estimates, assumptions, and other uncertainties, and do not purport to be indicative of the actual results of operations that would have occurred had the acquisition reflected therein in fact occurred on the dates specified, nor do such financial statements purport to be indicative of the results of operations that may be achieved in the future.

                                 T REIT, Inc.
          Unaudited Pro Forma Condensed Combined Statement of Income
                 For the Nine Months Ended September 30, 2000


                                  Historical
                            -----------------------
                                           Christie
                                            Street     Pro Forma     Pro Forma
                            T REIT, Inc.   Property   Adjustments     Combined
                            ------------   --------   -----------     --------
Revenues
Rental Revenues                $  3,333    $180,000    $ (3,333) (A)  $180,000
Interest Income                  16,914           -      (7,500) (B)     9,414
                               --------    --------    --------       --------
                                 20,247     180,000     (10,833)       189,414
                               --------    --------    --------       --------

Expenses
Organizational                   29,888           -           -         29,888
General & Administrative          8,000           -           -          8,000
Interest                         22,874           -      50,625  (C)    73,499
Property Taxes & Assessments          -      13,728       8,772  (D)    22,500
Other Expenses                        -       7,515           -          7,515
Management Fees                       -           -       8,100  (E)     8,100
Depreciation                          -           -      21,094  (F)    21,094
                               --------    --------    --------       --------
                                 60,762      21,243      88,591        170,596
                               --------    --------    --------       --------

Net (loss) income              $(40,515)   $158,757    $(99,424)      $ 18,818
                               ========    ========    ========       ========

                                 T REIT, Inc.
          Unaudited Pro Forma Condensed Combined Statement of Income
                     For the Year Ended December 31, 1999

                            Historical
                  ------------------------------
                                 Christie Street    Pro Forma       Pro Forma
                  T REIT, Inc.       Property      Adjustments      Combined
                  ------------   ---------------   -----------      ---------
Rental Revenues   $         -    $       240,000   $        -       $ 240,000
                  ------------   ---------------   -----------      ---------
Expenses
Interest                    -                 -         67,500 (C)     67,500
Property Taxes &
  Assessments               -             18,455        11,545 (D)     30,000
Other Expenses              -              5,461            -           5,461
Management Fees             -                 -         10,800 (E)     10,800
Depreciation                -                 -         28,125 (F)     28,125
                  ------------   ---------------   -----------      ---------
                            -             23,916       117,970        141,886
                  ------------   ---------------   -----------      ---------
Net income        $         -    $       216,084   $  (117,970)     $  98,114
                  ============   ===============   ===========      =========

                                 T REIT, Inc.
     Notes to Unaudited Pro Forma Condensed Combined Statements of Income
                 For the nine months ended September 30, 2000
                   and for the year ended December 31, 1999


Basis of Presentation

The unaudited pro forma condensed combined statements of income for the nine months ended September 30, 2000 and for the year ended December 31, 1999, give effect to the acquisition of the Property as if the purchase had occurred on January 1, 2000 and January 1, 1999, respectively. The unaudited pro forma condensed combined statements of income have been adjusted as discussed in the notes below:

(A) - The acquisition of the Property by the Company occurred on September 26, 2000. Accordingly, the historical income statement of T REIT, Inc. for the nine months ended September 30, 2000 includes five days of rental revenues from the Property. The adjustment is to remove five days of rental revenue included in the historical operations of both the Company and the Property.

(B) - The Company purchased the Property for $1,250,000, consisting of $750,000 and $500,000 of debt and cash, respectively. The adjustment reflects the decrease in interest income resulting from the use of cash.

(C) - Reflects the interest expense on the $750,000 of debt incurred by the Company to purchase the Property.

(D) - Reflects the increase in property taxes resulting from a reassessment of property value on the acquisition date.

(E) - Reflects the management fees to be paid by the Company to an affiliate of the Company at a rate of 4.5% of rental revenue.

(F) - Depreciation on the building on a straight line basis over the estimated useful life of 40 years.